SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC  20549




                               FORM 8-K/A




                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934




                   Date of Report:     March 25, 1996

                          COACHMAN INCORPORATED
         (Exact Name of Registrant as Specified in its Charter)

                                DELAWARE
             (State or Other Jurisdiction of Incorporation)

             1-9593                               73-1244422
    (Commission File Number)         (I.R.S. Employer Identification No.)

           301 NW 63rd ST., STE. 500 OKLAHOMA CITY, OK  73116
         (Address of Principal Executive Offices)     (Zip Code)

                              (405) 840-4667
          (Registrant's Telephone Number, Including Area Code)

                                   NONE
      (Former Name or Former Address, if Changed Since Last Report)












This submission is to provide corrected information to the Form 8-K/A filed March 5, 1996.

The information to be corrected is in Item 2. Acquisition or disposition of Assets. In the table entitled -

     Coachman Incorporated
     Proforma Consolidated Income Statement
     Year ended December 31, 1994

the Net loss per common share section was typed incorrectly and should read as follows:

                                          1994               Proforma

     Net loss per common share:
        Primary                       $  (0.38)              $  (0.16)
        Fully diluted                 $  (0.37)              $  (0.15)







                                SIGNATURES

                                FORM 8-K/A


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                              COACHMAN INCORPORATED
                              (Registrant)



March 25, 1996                By:    /s/ Dennis D. Bradford

                                  Dennis D. Bradford
                                  Chief Executive Officer